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                                                                   Exhibit 23.1


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Cell Pathways, Inc.:


As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-66701.



                                          /s/ Arthur Andersen LLP
                                          -----------------------

Philadelphia, Pennsylvania
March 26, 1999